As filed with the Securities and Exchange Commission on October 6, 1997.

                                                Registration No. 33-90964


                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                           ----------------------

                 POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           ----------------------

                      SIMPSON MANUFACTURING CO., INC.
           (Exact name of registrant as specified in its charter)

              California                               94-3196943
   -------------------------------                --------------------
   (State or other jurisdiction of                 (I.R.S. Employer
    incorporation or organization)                Identification No.)


         4637 Chabot Drive, Suite 200, Pleasanton, California 94588
         ----------------------------------------------------------
           (Address of Principal Executive Offices)    (Zip Code)

                1995 INDEPENDENT DIRECTOR STOCK OPTION PLAN
                -------------------------------------------
                          (Full title of the plan)

                              Stephen B. Lamson
                           Chief Financial Officer
                        4637 Chabot Drive, Suite 200
                            Pleasanton, CA  94588
                   (Name and address of agent for service)

                               (510) 460-9912
        (Telephone number, including area code, of agent for service)

This Post-Effective Amendment No. 1 to Form S-8 Registration Statement amends Registrant's Registration Statement on Form S-8 (File No. 33-90964), which was filed on April 6, 1995 (the "Original S-8"), in connection with Registrant's 1995 Independent Director Stock Option Plan (the "Plan"). Registrant incorporates herein by reference the contents of the Original S-8. On May 15, 1997, the shareholders of Registrant approved an amendment of the Plan to conform the Plan to certain amendments to the rules promulgated by the Securities and Exchange Commission on May 30, 1996, under section 16 of the Securities Exchange Act of 1934, as amended. A copy of the Plan, as so amended, is filed as Exhibit 4.1 hereto.

Item 8.  Exhibit.

     4.1 1995 Independent Director Stock Option Plan, as amended through March 6, 1997.


                               SIGNATURES

          The Registrant. Pursuant to the requirements of the Securities Act of 1933, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pleasanton, State of California, on October 6, 1997.


                                   SIMPSON MANUFACTURING CO., INC.
                                   --------------------------------
                                             (Registrant)


                              By:  /s/Stephen B. Lamson
                                   --------------------------------
                                          Stephen B. Lamson
                                       Chief Financial Officer


                            POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Stephen B. Lamson his or her attorney-in-fact, with full power of substitution and resubstitution, for him or her in any and all capacities, to sign any amendments to this Post-Effective Amendment No. 1 to Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


SIGNATURE                                           DATE


/s/Thomas J Fitzmyers                               October 6, 1997
-----------------------------------                 --------------------
Thomas J Fitzmyers,
President, Chief Executive Officer
and Director (Principal Executive
Officer)

/s/Stephen B. Lamson                                October 6, 1997
-----------------------------------                 --------------------
Stephen B. Lamson,
Chief Financial Officer, Treasurer,
and Director (Principal Financial
and Accounting Officer)


/s/Barclay Simpson                                  October 6, 1997
-----------------------------------                 --------------------
Barclay Simpson,
Director


/s/Alan McKay                                       September 26, 1997
-----------------------------------                 --------------------
Alan McKay,
Director


/s/Sunne Wright McPeak                              September 30, 1997
-----------------------------------                 --------------------

Sunne Wright McPeak,
Director


/s/Barry Lawson Williams                            September 28, 1997
-----------------------------------                 --------------------

Barry Lawson Williams,
Director


/s/Earl F. Cheit                                    September 30, 1997
-----------------------------------                 --------------------

Earl F. Cheit,
Director

                               INDEX TO EXHIBIT
                               ----------------

                                                          Sequentially
Exhibit                                                     Numbered
Numbe                      Description                        Page
-------       -------------------------------------       ------------

 4.1          1995 Independent Director Stock                   5
              Option Plan, as amended through
              March 6, 1997